Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

34 SUBSEQUENT EVENTS

Anghami Inc. announced that it has received approval from The Nasdaq Stock Market LLC to transfer the listing of its securities from the Nasdaq Global Market to the Nasdaq Capital Market. The Company’s ordinary shares and publicly traded warrants will continue to trade under the symbols “ANGH” and “ANGHW”, respectively. The transfer of the Company’s listing to the Nasdaq Capital Market is not expected to affect the trading in the Company’s securities. This transfer took effect as of the opening of trading on February 21, 2025.

On February 8, 2025 the Group utilized an additional USD 20,000,000, under the Convertible Note issued to OSN Streaming. This is in addition to the initial USD 12,000,000 issued on December 16, 2024. These transactions are pursuant to the Note Purchase Agreement with OSN Streaming Limited, bringing the total amount issued under the Convertible Note to USD 32,000,000.